SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 6, 2000

                                SEAIR GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                33-55254-10                               87-0438825
                -----------                               ----------
         (Commission file number)             (IRS employer identification no.)

6831 Edgewater Commerce, #1110, Orlando, FL                    32810
--------------------------------------------                  ------
(Address of principal executive offices)                    (Zip Code)

                                 (407) 445-1035
                                 --------------
              (Registrant's telephone number, including area code)








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Item 1.           Changes in Control of Registrant.

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable

Item 3.           Bankruptcy or Receivership.

                  Not applicable

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable

Item 5.           Other Events.

                  By resolution of the Registrant's Board of Directors and the consent of the holders of a majority of the issued and outstanding shares of common stock of the Registrant, a one for seven reverse split of the Registrant's issued and outstanding common stock was approved. The Board of Directors has set the effective date of the reverse split to be at the close of business on March 16, 2000. Upon effectiveness, the Registrant will have 1,601,606 shares of its common stock issued and outstanding. The common stock will trade under the new symbol "SEIR" on March 17, 2000.

Item 6.       Resignation of Registrant's Directors.

              Not Applicable

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (a)     Financial Statements of Business Acquired.

              Not Applicable

              (b)     Pro Forma Financial Information.

              Not Applicable

              (c)     Exhibits.

              None



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SEAIR GROUP, INC.



Date: March 6, 2000                       By:/s/ Steven H. Kerr
                                          ---------------------
                                             Steven H. Kerr, President






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